UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                 June 30, 2005

Chairman's Message                                              August 26, 2005

Dear Shareholders:

LESSONS FROM OUR FIRST DECADE -

It may be hard to believe, but the Fund's tenth anniversary is quickly approaching. We are proud of our performance since inception. The performance as presented in the table at the end of this letter illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C shares at its inception date of September 21, 1995. Although, there have been several bumps and bruises along the way, an initial investment made at the Fund's inception has appreciated 323% during the period ended June 30, 2005, compared to a 140% gain in the S&P 500 Index. During the same time period, the Fund's average annualized return was 15.9% per year, compared to 9.4% for the S&P 500 Index.

One of our objectives when writing this and other shareholder letters is to provide some insight into our thought processes as we apply our investment philosophy under dynamic conditions. This year, to mark our first decade in business, we are also preparing a special publication that discusses the application of our "defense first" investment philosophy over the past ten years and highlights how we viewed an ever-changing investment landscape and the consistency of our thought process. We continue to believe that investing according to our value-based investment philosophy can help investors grow their capital and accumulate wealth, but investors must have a long-term mindset and patience. In this letter, we have included an excerpt from our upcoming tenth anniversary publication. The excerpt was originally published in our March 12, 2000 shareholder letter entitled New Economy, Old Economy, Blah, Blah Blah. The original letter was published within two days of the all-time NASDAQ peak on March 10, 2000 and twelve days before the S&P 500 Index hit an all-time high on March 24, 2000.

Sean Reidy, Co-Portfolio Manager, who has worked with me since the beginning of his career in 1992, provides a discussion of stocks that have impacted the portfolio over the past year as well as some of our portfolio positions that we believe are opportune investments to lead the Fund into our second decade. Eric Heyman, Director of Research, who was my little league third baseman but has since become such an astute investment professional that he now coaches me, discusses the meaning of free cash flow (free cash flow is the Fund's investment mantra) and stocks we have identified with potential meaningful increases in future free cash flow as we enter our second decade.

Finally, we thought it would be informative as we approach our 10 year anniversary, to explain Olstein investment principles that differentiate our philosophy from many generally accepted investment practices developed over the past twenty years, which we believe are either flawed or have doubtful validity when making sound investment decisions. We will discuss Sean and Eric's portfolio analysis, our non-conforming investment principles, and finally one important excerpt from our historical recap included in our special tenth anniversary shareholder letter to be published at the end of September.

SEAN REIDY, CO-PORTFOLIO MANAGER
OUR PAST WINNERS, LOSERS, AND STOCKS FOR THE FUTURE

As we enter our second decade of managing the Fund, I would like to discuss a few of our top ten positions and why we believe they are undervalued. It would be informative to first discuss stocks which have affected the Fund's performance over the past year. As you know, the price of both oil and gas has risen to record levels and the companies associated with that industry have shown strong earnings and cash flow gains. The Williams Companies is a producer, explorer, gatherer and transporter of natural gas. The rise in the price of natural gas has helped produce strong earnings and cash flow for Williams, which has used that money to pay down debt and explore for new deposits of natural gas. The stock appreciated approximately 60% during the Fund's fiscal year ended June 30, 2005 and has positively contributed to the Fund's performance.

Patterson UTI Energy, the second largest land driller in North America with over 360 rigs, has also been a positive contributor to the Fund's returns. As you may recall from our in-depth discussion of Patterson in the February 2005 shareholder letter, the investment in Patterson positioned the Fund to take advantage of what we see as a continuing trend in rising energy prices. As we predicted in the February letter, Patterson has taken advantage of the strong demand for oil and gas drilling in North America. Patterson has been able to expand margins as their day rates have improved, and as a result, the company's cash flow has continued to get stronger and its share price has reflected that strength.

Newpark Resources provides environmental services to the oil and gas production industry. They specialize in the processing and disposal of exploration and production waste and drilling fluids. When wells are drilled, fluids are pumped in to help remove the oil and gas. These fluids have to be removed in an environmentally sound way. The more wells that are drilled by the big exploration companies, the more they need a company like Newpark. Newpark's stock has risen over 40% in the last year due to strong earnings and cash flow growth.

Quanta Services is also a stock we talked about in depth in the February 2005 shareholder letter. As you may recall, Quanta is in the business of designing, repairing and expanding our nation's electric grid. Over the longer term Quanta should be one of the biggest players in the desperately needed overhaul of the U.S. power grid. With the recent passing of the Energy Bill, which encourages the rebuilding of our outdated transmission lines, we expect Quanta should be in a position to show strong cash flow growth associated with strong sales momentum. We believe this build-out and repair of the electric grid could last well into the next decade. As discussed in the February letter, we also expect Quanta to be one of the beneficiaries of the fiber to the home build-out currently under way by major telecommunications companies such as Verizon and SBC Communications. Quanta is one of our larger holdings and the stock has appreciated strongly in the last few months.

Pier One represents a stock that has performed poorly over the past year but we still believe in its future. The well-known retailer has had some missteps in their product line as well as a few failed advertising campaigns. The company's same store sales have been lackluster as they have struggled to find the right product mix; yet Pier One has all the elements of a turnaround candidate. We understand the operational risk of trying to turn a retail business and we feel we are being compensated for that risk at the current price of $14.10 per share (as of August 18, 2005). Despite a recent setback, Pier One has over $2.00 a share in cash, has been able to generate positive cash flow, and is producing a financial cushion. Even though the stock performance has hurt the Fund over the short term, by using a three to five year time horizon we are able to give the current management team an opportunity to right the company.

Leapfrog Enterprises, producer of popular children's educational toys, represents a stock that performed poorly over the past year. Unfortunately, we decided to take a loss, as we believed the future was not as promising as we originally expected. It is a company that has great educational children's products but has never been able to translate the popularity of its products into sustained cash flow. Our mistake was believing that Leapfrog's management would find a way to operate its business more efficiently. We overestimated the potential cash flow in Leapfrog and ended up overpaying for a great product, but a poorly run company.

Looking to the future, let's discuss two of our larger positions that we believe can help the Fund reach its investment objectives as we enter our second decade. We started buying The Interpublic Group of Companies (IPG) in September 2003 at a price of about $14 a share. IPG is a global holding company that operates in the fields of advertising, independent media buying, direct marketing, promotions, public relations and consulting. Some of their more familiar divisions are McCann-Erikson World Group and Foote, Cone & Belding Worldwide. IPG's newly formed Constituent Management Group provides clients with public relations, corporate and brand identity, as well as strategic planning and consulting services. Microsoft, Verizon and Pfizer are just some of the well-known companies that employ IPG for its marketing expertise.

Back in the late 1990's there was a wave of consolidation in the advertising industry in which IPG participated heavily by making well over 300 acquisitions. IPG's past management had been unsuccessful at efficiently integrating so many mergers, leaving the company with a mountain of debt and a number of accounting and internal cost control lapses. It seems that past management did not have the proper control over the integration of so many companies. We believe that the new management team will succeed where its predecessors failed. New management has been working on correcting the accounting and reporting lapses of the past regime. It is our belief that these issues should be reconciled shortly and the current stock price more than discounts the unresolved issues.

IPG's stock price offers a compelling risk reward ratio if the new management team can bring IPG's current margins on par with industry peers. With the stock price currently around $12 we feel most of the negativity surrounding the company is accurately reflected in the stock price. If the company can get costs under control, we believe the earnings power could be north of $1.00 per share. We have talked many times in the past about the type of risk we are willing to take; operating risk is inevitable when you are waiting for a company to right itself from past mistakes. However, we always seek to limit financial risk, which we view as a company's ability to generate free cash flow and service their debt obligations. Free cash flow enables us to ride out operating storms without worrying about the timing. In the case of IPG, we have a company that has an above average balance sheet with net debt down to just under $300 million from $1.7 billion at the end of 2002. Included in the aforementioned net debt figure is about $1.5 billion of cash on their books. While the attempt to turn the operation is an ongoing process, IPG has been able to generate positive cash flow. When you combine positive cash flow with a good balance sheet, you can take on operational risk with the expectation of achieving above average gains if the problems are solved.

Tyco is another significant holding that we believe is under a temporary cloud. We have briefly discussed Tyco in past letters. The first time was back in August of 2003. We purchased Tyco in December of 2002 at about $16 a share.
Our original thesis was that we were buying a company with the potential to produce material future excess cash flow even though it was in the midst of an accounting scandal produced by serial acquisitions and excess costs. We again touched on Tyco briefly in our April 2004 shareholder letter by stating that we underestimated the company's ability to generate future excess cash flow. Since April 2004, the stock has stumbled from its mid $30s price to, at the time of this writing, about $27 per share. The good news is the story has not changed. Although Tyco missed analysts' earnings expectations by a few pennies a share, we believe that the underlying fundamentals are still very strong. We never get caught up in analyzing companies on a short-term basis as we value companies based on a three to five year time horizon. Companies that grow shareholder value over time represent better investments than those who beat or miss earnings estimates by pennies a share for any given quarter. Tyco is a great example of a free cash flow company. We believe Tyco can generate between $4.2 to $4.6 billion dollars of free cash flow in 2005, which represents a 7% free cash flow yield at current prices. What should a company do with over $4 billion a year in free cash flowo Great companies return excess cash to shareholders in the form of dividends or stock buybacks.

Tyco continues to repurchase its own shares, which increases per share earnings by lowering the number of shares outstanding. The company can also pay down debt, which lowers interest expense and thus grows earnings. Tyco's long-term debt, which was about $20 billion in 2001, should be under $10 billion in 2005. Tyco can also reinvest the excess cash flow in its business to assure leadership in their respective fields. The company's financial statements show excess depreciation over capital expenditures which, in our view, understate reported earnings. Although Wall Street analysts are currently disappointed by an immaterial quarterly earnings miss, we believe Tyco is selling at a material discount to private market value based on its ability to return material excess cash flow to shareholders.

ERIC R. HEYMAN, DIRECTOR OF RESEARCH
STOCKS WITH HIDDEN FUTURE CASH FLOW

It has been a pleasure and a privilege to work for you at the Olstein Fund for the last decade. Although we are proud of our performance over the last ten years, we will not rest on our laurels. We know it is our job to continue to identify companies selling at a discount to our private market value as measured by each company's ability to produce future free cash flow.

The research team determines free cash flow by studying the statement of cash flow in the financial filings of a company. Our measurement of free cash flow is calculated by adding net income plus depreciation minus capital expenditures adjusted for yearly changes in working capital. Sometimes it is easy to identify a company's ability to produce free cash flow, while at other times certain companies are operating at less than their full potential. For these latter companies, cutting costs, revamping operations, introducing new products or completing an expansion program will allow a company to reach its full potential. When a company's potential is not readily apparent, it tends to sell at a material discount to private market value. Most investors only react to what can be easily seen and don't undertake further analysis such as Olstein's future free cash flow methodology. As with any investment, patience is extremely important in letting your investment thesis play out. By the time the investment masses identify the changes in the company, the valuation gap is usually closed in rapid fashion.

I am excited about our portfolio as the Olstein Fund embarks on its second decade. In particular, I would like to discuss two stocks in our portfolio which we believe are selling at discounts to their private market value because their full potential to produce excess free cash flow is not readily apparent.

The first company is Playtex Corporation. Its brands can be found all over my house, as well as in most homes, and include infant/child, feminine care and sun care products, etc. By the way, my son does not go anywhere without his Playtex cup! While we believe that Playtex has great brands that are well recognized, brand recognition is not the only factor Playtex has going for it. The company recently installed a new management team to revamp the seventy-three year old company in an effort to produce higher returns. Heading up these changes is a new CEO who was successful in turning around and selling the Remington Corporation. We feel that it is important to be patient and pay close attention to the strategic plan set in motion by this new management team. This plan includes introducing new products, selling non-strategic assets, paying down debt, reducing its infrastructure, and hopefully resulting in the generation of excess free cash flow.

The next company of interest is CKE Restaurants, an operator of quick service restaurants whose specialty is giant hamburgers. Its two main concepts are Carl's Jr. and Hardee's restaurants, with 3,000 locations across the United States. Carl's Jr. has been performing extremely well, while Hardee's has been steadily improving and the company continues to pay down debt with free cash flow. The company has been focusing on the Hardee's brand by implementing many of the successful strategies used by the Carl's Jr. Division. This plan is beginning to pay off with growing sales, increasing margins and an improved balance sheet. Some of our best investment ideas have been situations similar to CKE, where one division is performing extremely well while another division is being revamped, and the public is unduly focused on the under-performing division. When employing a value investing discipline, patience is a virtue and we will continue to monitor management's steps as they attempt to transform the franchise into a highly profitable free cash flow generator. I cannot stress enough that investment discipline, patience and of course, free cash flow, are the key factors that we believe will provide us with an edge to achieving our shareholders' investment objectives over the next decade.

THE OLSTEIN DIFFERENCE

Over the last 20 years, great marketing organizations have convinced investment professionals that concepts such as growth at any price, diversification through style box investing, the mutual fund star rating system, relative performance, index investing, tax advantaged investing, hedge funds, and alternative investment vehicles are investment nirvanas. In addition, over the last 20 years, the concept that it is necessary to monitor quarterly earnings to the nearest penny in order to achieve above average investment results, has become investment dogma.

Rather than debate the merits of what we believe are flawed concepts, we want shareholders to have realistic expectations and a complete understanding of the Fund's goals, investment objectives, investment process, attitude toward risk, and investment horizon (three to five years). We believe a complete understanding of a fund's investment process (including its attitude toward risk), in combination with realistic expectations, patience, and balance are required to increase the chances of achieving one's investment objectives under the Olstein Financial Alert Fund's value investment discipline.

The investment community at large, aided and abetted by the press, Wall Street research, and the rating services, is so obsessed with the term growth (e.g., growth company, growth fund) that sound reasoning in regard to the term "growth" as the term applies to investment decisions has gone the way of the dinosaur. The investing public believes that there are differences between growth funds and value funds, growth companies are the only vehicles in which you can make money, and that companies which continue to grow are safe investments. We define a growth fund as any fund that grows its shareholders' capital over time, regardless of whether a fund buys growth or cyclical companies or both. We believe that any fund that doesn't admit to being a value fund (seeks to buy undervalued companies) is by admission willing to buy overvalued companies. Funds not paying attention to value (growth at any price, momentum, crowd psychology, etc.) are relying on the foolishness of other investors to make money and we believe only a select few can be successful at this greater fool's game. Admittedly, funds that are capable of consistently outguessing the psychology of crowds will probably have the highest returns. However, we believe that a fund that buys only growth companies at any price is playing Russian roulette with its shareholders' money. We believe it is more important to buy stocks at a discount to private market value, rather than pay any price just because a company is growing. Buyers of Cisco in 2000 (a great company then and still a great company) who paid 125 times earnings learned the growth at any price lesson the hard way. By the way, all companies have some cyclical characteristics...it just depends on when the cycle arrives. The fantasy of uninterrupted growth of 15% or more forever, or even for 10 years, is usually nothing more than an unrealistic expectation. We can count on two hands, at best, the number of companies that have grown at 15% or more over the past decade. The Fund has picked just as many winners which were classified as cyclical companies, as we did with growth companies over the past decade. We believe the key to investment success is to pay the right price for any company even though we do subscribe to the theory that a growth company is worth a higher free cash flow multiple than a cyclical company.

In addition to the mania for growth, other generally accepted investment myths developed over the last decade, and currently in the investment mainstream, include: buying companies according to size creates diversification, missing quarterly earnings estimates are cataclysmic events, and that good investment managers cannot provide the same return to shareholders under a mutual fund format as would be possible under a hedge fund or alternative investment vehicle format. Categorizing companies by their size is akin to picking physicians by their height. Changing your values based on whether or not a company misses a quarterly estimate by a few pennies a share is akin to treating investing as if it were a finite game and not a continuous endeavor (the accumulation of wealth). A manager's investment style, rather than the structure of the investment vehicle (hedge fund, mutual fund, alternative investment vehicle, etc.) is the only important criteria when selecting an investment manager. We believe our returns using the same philosophy would be fairly comparable regardless of the vehicle. Managers who stand out over time would excel regardless of the structure. The structure never makes the manager.

In conclusion, we don't pay attention to investment myths and philosophical concepts which take investors' eyes off the bottom line. The Olstein Fund wants to be evaluated on how we perform against our objective to provide our shareholders with positive absolute returns (after all fees) over three to five year periods which compensates the shareholder for the risk of investing in equities. Shareholders should not care whether these returns are generated in cyclical stocks, growth stocks, small caps, large caps, etc. Nor should we hide behind a style box to explain poor performance against the overall market.

Being successful at investing involves forecasting the future as opposed to seeing what exists currently. Stocks are priced in the short run by investor perceptions. When these perceptions are wrong, stocks can become overvalued or undervalued. However, for long periods of time, there can be a disassociation between perception and reality both on the upside and the downside.

Our February 24, 2005 shareholder letter had the following to say about how markets react when future expectations deviate from reality:

In a recent issue of Fortune magazine, Jeremy Siegel wrote an enlightening article entitled, "The Growth Trap". In the article, Mr. Siegel profiled the Top 20 performing stocks from 1957 to 2003. He was trying to find a common thread that separated these stocks from the rest of the pack. The results were fascinating not only because of the companies that made the list, but also because of the companies that did not. Most people could identify the winners (Coke, Heinz, Wrigley, Altria, Tootsie Roll, Colgate, etc.) because they were predominantly household names. All the companies mentioned have been steady growers, but it would be difficult to call any of those companies big growers. The most exciting stocks of the day such as IBM, Xerox, etc. (tech stocks) did not make the list despite growing at a much faster rate than the Top 20. Although, these companies were growing faster than the Top 20, stocks such as IBM and Xerox had price earnings ratios and thus the prices that were discounting a continuation of the meteoric growth being experienced at the time, which turned out not to be true.

According to Mr. Siegel, the companies who made the Top 20 not only had enduring business models but were trading at modest multiples to their eventual growth rates in 1957. In essence, Wall Street under estimated their future growth. These companies were also generous in sharing their profits with shareholders via stock dividends. The most important criteria was that the Top 20 companies were selling at price/earnings multiples in 1957, which understated their eventual growth rate, or in essence, the price was cheap relative to the future cash flow, actually generated. Many companies grew faster than the top twenty but the growth rates were already embedded in the price.

10 TENETS WE LIVE BY

Listed below are the ten most important tenets of our investment philosophy, which we believe differentiate our investment discipline from the mainstream:

 1. We believe there is a high correlation between long-term performance and error avoidance. Downside risk should be assessed on each security before upside potential.

 2. "Risk" is more than the volatility of the stock. Intrinsic risk is determined by a company's financial strength, its ability to produce excess cash flow, the quality of its earnings and our confidence in the predictability of earnings based on a company's unique business fundamentals. We judge portfolio risk on a stock-by-stock basis. Our main defense against risk is only buying companies capable of generating excess cash flow after capital expenditures and working capital needs.

 3.   The three most important factors to consider when purchasing stocks are:
      "PRICE, PRICE, PRICE." The price one pays for a good company is just as important as separating good companies from the mediocre or bad ones. Everybody loves good news and good companies but it is critical NOT to overpay for this euphoria. Over priced stocks come back to earth.

 4. To be a successful value investor we must have a strict "sell discipline" when a stock exceeds our proprietary calculation of intrinsic value. A sell discipline is difficult to carry out because the sale usually occurs in the face of mass investor optimism or realizing that we were wrong as a result of an unexpected shortfall in cash flow.

 5. It is more useful in stock selection and assessing management to spend time with financial statements looking inferentially behind the numbers, rather than relying on management contact. Talking to management is an overrated function of the investment process.

 6. We associate the quality of the company with its financial strength, as opposed to its size or number of years in business.

 7. A company should be valued on its ability to generate excess cash flow. "Temporary valuations" (the price investors are currently paying for a stock) should eventually coincide with the discounted value of a company's ability to produce future cash flow (intrinsic value). We compare cash "internal rates of return" to a risk-free rate as represented by 5-year U.S. Treasuries, as a benchmark for valuing companies, rather than relative price/earnings ratios favored by most Wall Street analysts.

 8. Avoid overall stock market timing, macro-economic analysis and interest rate predictions; and adhere to a "company by company" approach by seeking to purchase companies at discounts to a proprietary calculation of private market value which reacts to the interest rates and economic conditions that exist at the time. The Fund views "market timing" as a long-term failure process. The Fund attempts to achieve its investment objectives by seizing upon opportunities produced by the naivete of people who believe they can predict the future direction of markets and then overreact by driving individual stock prices down to the depths of despair and/or up to the intoxicating heights of optimism.

 9. Value can occur anywhere in the equity markets. In that vein, we believe that classifying portfolios into categories such as small capitalization, large capitalization, growth, cyclical, technology, etc., sets up unneeded barriers to achieving long-term investment returns.

10. Wealth is built over time. Patience (a three to five year investment horizon) is required to ride out fluctuations in market psychology. Rather than taking the risk entailed to provide our investors with immediate gratification (with potential implications to long term performance) by chasing the latest investment fad, we prefer to take the risk that well-financed companies selling at a discount to our calculation of private market value will solve the problems that created the discount. We frequently go against the crowd, enabling us to capitalize on temporary valuation opportunities that may develop which we believe can increase the probability of achieving the Fund's investment objectives. Time is required to reverse the pessimism that often creates value. We continue to believe that the tortoise beats the hare.

A DECADE OF OLSTEIN SHAREHOLDER EXCERPTS, PREDICTIONS,
WARNINGS, INVESTMENT DOGMA, AND PLAIN OLD PONTIFICATION

Over the Fund's 10-year life, significant events have unfolded in the markets such as the Asian Crisis, Hedge Fund Crisis (Long Term Capital), Internet Bubble, Corporate Accounting Scandals, Security Analysts Scandal, etc. Our shareholder letters have anticipated and addressed the impact of many of these events. To pique your interest, we have produced one excerpt from our tenth anniversary compilation of previous shareholder letters addressing the bursting of the NASDAQ bubble in 2000. The remaining excerpts will be printed in our 10-year Anniversary Publication scheduled for late September.

I am very proud of the letter we published on March 12, 2000 (within days of the all time high on the NASDAQ) entitled Old Economy/New Economy_Blah, Blah, Blah!!!! Investors have characterized this tale of two stock markets as a divide between the old economy stocks (banks, consumer durables, basic materials, etc.) which are going to be negatively impacted by interest rate increases, and the new economy stocks (the so-called immune super-charged technology stocks, telecommunication stocks, biotech stocks, etc.) which will not be impacted. In our opinion, the split performance between the so-called new economy stocks and old economy stocks is confusing and lopsided. All references to valuation have been repressed. The latest battle cry on Wall Street is that the new economy led by the technology stocks is the only place to invest, regardless of whether or not the current stock prices have expectations built in that either leaves little room for error or, in fact, are not achievable.

The subject of risk has been moved to the background. The new economy stocks are being priced as if there is no risk. The old economy stocks are being priced as if there is no opportunity. We believe that neither is true, and it is our opinion that if the old economy falters because interest rates rise, the resulting cutback in capital expenditures and employment at old economy firms should negatively impact new economy stocks. If old economy companies enter into a downturn, expenditures for computers, cellular telephones, and $90 per month broadband Internet connections would probably be cut back. Although the new economy may be currently ignoring the tenets of Economics 101, the joy will be short lived if the old economy does not come along for the ride.

Many investors, who subscribe to the belief that the old economy will continue to under perform, are deserting mutual funds that hunt bargains based on deviations between stock market prices and private market values. Those who believe the new economy/old economy propaganda because it is currently working (and they do not want to be left at the station), and are making investment decisions on this theory, are further escalating the split stock market. These new economy investors are fleeing funds that value companies on a discounted cash flow and asset model, and running to mutual funds that are loading up on a narrowing base of new technology stocks with high potential growth rates and stock market momentum. The process becomes self-perpetuating, as new cash flow pours into momentum mutual funds that focus on new economy stocks. This causes spike-like price increases in the stocks they buy, attracting more and more momentum investors.

The split between new economy and old economy stocks should eventually narrow. Most rallies go harder and farther than anyone envisions, but they also correct harder and faster than anyone thinks. We are not predicting when this narrowing will occur, but we believe that it should. The catalyst should be when the momentum investors, who have been driving the prices of some technology companies into the stratosphere, realize the inter-relationship of the old and new economies. The more astute investors will begin to exit the overvalued new economy stocks looking for bargains with equal potential and less risk. When investors realize that the old and new economies depend on each other, the rush to the exits from the concentrated pyramid at the top could get ugly.

Although we understand the optimism surrounding new economy stocks, we prefer to calculate the earnings assumptions necessary to justify the prices of these technology stocks, rather than rely on pure stock market momentum and speculation. If we cannot justify the price, as is the case with many new economy stocks, we will pass and wait for our opportunity to pay the right price. Liquidations from conventional value funds are causing price declines in old economy stocks at prices that we believe over-discounts potential problems. The Olstein Financial Alert Fund is currently purchasing these stocks at what we believe are outstanding prices.

We value our shareholders and appreciate your trust.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
Chairman and Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions - see "Details")

              VALUE OF SHARES OWNED,                     VALUE OF SHARES OWNED,
              IF INITIAL INVESTMENT                       IF INITIAL INVESTMENT
    DATE           WAS $10,000                  DATE           WAS $10,000
    ----      ----------------------            ----     ----------------------
   9/21/95           $10,000                   9/30/00           $30,596
   9/30/95            10,010                  12/31/00            30,142
  12/31/95            10,261                   3/31/01            30,207
   3/31/96            10,882                   6/30/01            36,192
   6/30/96            11,462                   9/30/01            28,213
   9/30/96            11,713                  12/31/01            35,340
  12/31/96            12,760                   3/31/02            38,259
   3/31/97            13,327                   6/30/02            33,797
   6/30/97            14,602                   9/30/02            25,870
   9/30/97            17,250                  12/31/02            28,529
  12/31/97            17,205                   3/31/03            26,226
   3/31/98            19,851                   6/30/03            31,448
   6/30/98            18,468                   9/30/03            33,797
   9/30/98            15,499                  12/31/03            38,853
  12/31/98            19,788                   3/31/04            40,870
   3/31/99            20,717                   6/30/04            41,297
   6/30/99            25,365                   9/30/04            39,043
   9/30/99            23,675                  12/31/04            43,146
  12/31/99            26,692                   3/31/05            42,640
   3/31/00            28,170                   6/30/05            42,302
   6/30/00            28,899

DETAILS

The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C shares, and assumes no redemptions. The returns listed do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C share average annual return from inception (9/21/95), and for the five-year and one-year periods ended 06/30/05, assuming reinvestment of dividends and capital distributions and deduction of the Fund's maximum CDSC of 1% for the one-year period was 15.90%, 7.92%, and 1.43%, respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Performance for other share classes will vary.

The S&P 500(R) Index is an unmanaged index created by Standard & Poor's Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general. The S&P 500(R) Index is not an investment product available for purchase.

For a complete listing of the Fund's portfolio holdings, please see the Schedule of Investments starting on page 16. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund's investment philosophy. Do not make investments based on the securities referenced above.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling
(800) 799-2113 or visiting the Fund's website at www.olsteinfunds.com.

Not FDIC insured / Not bank-guaranteed / May lose value.

COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 6/30/05. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE. THE RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES ON REINVESTED DIVIDENDS.

                Olstein Financial                      Lipper         Russell
                   Alert Fund -                        Mid Cap        3000(R)
     Date            Class C           S&P 500       Value Index       Index
     ----       -----------------      -------       -----------      -------
    9/21/95          $10,000           $10,000         $10,000        $10,000
    8/31/96          $11,222           $11,353         $10,770        $11,299
    8/31/97          $16,116           $15,968         $13,457        $15,634
    8/31/98          $14,612           $17,260         $12,865        $16,182
    8/31/99          $24,547           $24,133         $18,574        $22,409
  8/31/2000          $30,596           $28,072         $22,107        $27,033
  8/31/2001          $33,998           $21,225         $23,124        $20,406
  8/31/2002          $29,286           $17,406         $20,955        $16,876
  8/31/2003          $34,294           $19,633         $25,072        $19,226
  6/30/2004(5)<F5>   $41,296           $23,172         $30,596        $22,150
  6/30/2005          $42,302           $23,964         $34,686        $23,934

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                            1 YEAR       5 YEAR      INCEPTION
                                            ------       ------      ---------
Olstein Financial Alert - Class C(1)<F1>     1.43%        7.92%       15.90%
Russell 3000(R) Index(2)<F2>                 8.05%       -1.35%        9.34%
Lipper Mid Cap Value Index(3)<F3>           13.37%       10.95%       13.56%
S&P 500(4)<F4>                               6.32%       -2.37%        9.35%

(1)<F1> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
(2)<F2> The Russell 3000(R) Index, which reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market, is shown for comparative purposes for the first time in this shareholder report. The Fund's investment philosophy stresses that value can occur anywhere in the equity markets and the Adviser is not constrained by market capitalization boundaries or investment style definitions (e.g. growth, small-cap, mid-cap, large-cap, etc.). Although the mutual fund rating services have classified the Fund in categories such as either mid-cap blend or mid-cap value, it is the Adviser's objective to outperform broad market indexes. Thus, the Fund intends to present the returns of the S&P 500 Index and the Russell 3000(R) Index for comparative performance purposes in future shareholder reports, and will no longer include the Lipper Mid Cap Value index of the mutual fund returns. Russell 3000 Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a "gross return."
(3)<F3> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
(4)<F4> S&P 500 Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
(5)<F5> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 6/30/05. THE RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES ON REINVESTED DIVIDENDS.

                Olstein Financial                      Lipper         Russell
                   Alert Fund -                        Mid Cap        3000(R)
     Date         Adviser Class        S&P 500       Value Index       Index
     ----       -----------------      -------       -----------      -------
    9/21/99          $10,000           $10,000         $10,000        $10,000
  8/31/2000          $12,517           $11,491         $12,038        $12,158
  8/31/2001          $14,018            $8,688         $12,592         $9,177
  8/31/2002          $12,166            $7,125         $11,411         $7,590
  8/31/2003          $14,347            $8,156         $13,653         $8,647
  6/30/2004(5)<F10>  $17,385            $9,626         $16,661         $9,962
  6/30/2005          $17,932            $9,955         $18,888        $10,764

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                            1 YEAR       5 YEAR      INCEPTION
                                            ------       ------      ---------
Olstein Financial Alert -
  Adviser Class(1)<F6>                       3.18%        8.71%        10.64%
Russell 3000(R) Index(2)<F7>                 8.05%       -1.35%         1.28%
Lipper Mid Cap Value Index(3)<F8>           13.37%       10.95%        11.63%
S&P 500(4)<F9>                               6.32%       -2.37%        -0.08%

 (1)<F6> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
 (2)<F7> The Russell 3000(R) Index, which reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market, is shown for comparative purposes for the first time in this shareholder report. The Fund's investment philosophy stresses that value can occur anywhere in the equity markets and the Adviser is not constrained by market capitalization boundaries or investment style definitions (e.g. growth, small-cap, mid-cap, large-cap, etc.). Although the mutual fund rating services have classified the Fund in categories such as either mid-cap blend or mid-cap value, it is the Adviser's objective to outperform broad market indexes. Thus, the Fund intends to present the returns of the S&P 500 Index and the Russell 3000(R) Index for comparative performance purposes in future shareholder reports, and will no longer include the Lipper Mid Cap Value index of the mutual fund returns. Russell 3000 Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a "gross return."
 (3)<F8> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
 (4)<F9> S&P 500 Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
(5)<F10> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

Expense Example                                                    June 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions; if any; and
(2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 - June 30, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee. The example below includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning           Ending            Expenses Paid
                                                     Account Value      Account Value     During Period*<F11>
                                                         1/1/05            6/30/05          1/1/05 - 6/30/05
                                                     -------------      -------------     -------------------
ACTUAL
   Class C                                             $1,000.00          $ 980.40              $10.75
   Adviser Class                                        1,000.00            983.90                7.08

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
   Class C                                             $1,000.00         $1,013.93              $10.94
   Adviser Class                                        1,000.00          1,017.65                7.20

*<F11> Expenses are equal to the Fund's annualized expense ratio of 2.19%, and 1.44% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments      June 30, 2005


Common Stocks                                                              94.5%
Short-Term Investments                                                      5.5%

Schedule of Investments                                            June 30, 2005

                                                     Shares          Value
                                                     ------          -----
COMMON STOCKS - 97.0%

   AIR FREIGHT & LOGISTICS - 1.2%
       Pacer International, Inc. (a)<F12>           1,018,420   $   22,191,372
                                                                --------------

   BEVERAGES - 1.2%
       Molson Coors Brewing
         Company - Class B                            372,500       23,095,000
                                                                --------------

   BUSINESS SERVICES - 1.1%
       FTD Group, Inc. (a)<F12>(b)<F13>             1,854,600       21,049,710
                                                                --------------

   CAPITAL MARKETS - 6.3%
       The Goldman Sachs
         Group, Inc.                                  198,500       20,250,970
       Janus Capital Group Inc.                     2,043,400       30,732,736
       Merrill Lynch & Co., Inc.                      523,700       28,808,737
       Morgan Stanley                                 266,400       13,978,008
       Waddell & Reed Financial,
         Inc. - Class A                             1,396,000       25,826,000
                                                                --------------
                                                                   119,596,451
                                                                --------------

   CHEMICALS - 2.2%
       Cambrex Corporation (b)<F13>                 1,369,400       26,087,070
       Wellman, Inc.                                1,452,900       14,805,051
                                                                --------------
                                                                    40,892,121
                                                                --------------

   COMMERCIAL BANKS - 1.2%
       Bank of America
         Corporation                                  485,200       22,129,972
                                                                --------------

   COMMERCIAL SERVICES & SUPPLIES - 1.2%
       John H. Harland Company                        593,800       22,564,400
                                                                --------------

   COMMUNICATIONS EQUIPMENT - 5.2%
       Cisco Systems, Inc. (a)<F12>                 1,480,300       28,288,533
       CommScope, Inc. (a)<F12>                     1,948,400       33,921,644
       Lucent Technologies Inc. (a)<F12>           12,142,000       35,333,220
                                                                --------------
                                                                    97,543,397
                                                                --------------

   COMPUTERS & PERIPHERALS - 6.0%
       Diebold, Incorporated                          543,700       24,526,307
       Lexmark International,
         Inc. - Class A (a)<F12>                      191,800       12,434,394
       NCR Corporation (a)<F12>                       653,200       22,940,384
       Synaptics Incorporated (a)<F12>              1,078,700       23,041,032
       UNOVA, Inc. (a)<F12>                         1,105,500       29,439,465
                                                                --------------
                                                                   112,381,582
                                                                --------------

   CONSTRUCTION & ENGINEERING - 2.3%
       Quanta Services, Inc. (a)<F12>               4,937,900       43,453,520
                                                                --------------

   CONTAINERS & PACKAGING - 0.4%
       Bemis Company, Inc.                            306,500        8,134,510
                                                                --------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
       AVX Corporation                              1,676,500       20,319,180
       Technitrol, Inc.                             1,994,700       28,185,111
                                                                --------------
                                                                    48,504,291
                                                                --------------

   ENERGY EQUIPMENT & SERVICES - 2.4%
       Newpark Resources, Inc. (a)<F12>             3,110,700       23,330,250
       Patterson-UTI Energy, Inc.                     795,900       22,149,897
                                                                --------------
                                                                    45,480,147
                                                                --------------

   FOOD PRODUCTS - 3.3%
       Del Monte Foods
         Company (a)<F12>                           5,811,400       62,588,778
                                                                --------------

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
       Baxter International Inc.                      631,400       23,424,940
       PerkinElmer, Inc.                            1,439,200       27,200,880
                                                                --------------
                                                                    50,625,820
                                                                --------------

   HOTELS RESTAURANTS & LEISURE - 5.0%
       CKE Restaurants, Inc.                        1,658,600       23,087,712
       Darden Restaurants, Inc.                       360,300       11,882,694
       McDonald's Corporation                       1,024,850       28,439,588
       Scientific Games
         Corporation - Class A (a)<F12>             1,128,412       30,388,135
                                                                --------------
                                                                    93,798,129
                                                                --------------

   HOUSEHOLD DURABLES - 4.2%
       American Greetings
         Corporation - Class A                      1,462,100       38,745,650
       Tupperware Corporation                         949,900       22,199,163
       Universal Electronics
         Inc. (a)<F12>(b)<F13>                      1,144,600       18,988,914
                                                                --------------
                                                                    79,933,727
                                                                --------------

   INDUSTRIAL CONGLOMERATES - 3.2%
       Tyco International Ltd. (c)<F14>             2,039,900       59,565,080
                                                                --------------
   INSURANCE - 2.1%
       Marsh & McLennan
         Companies, Inc.                            1,418,000       39,278,600
                                                                --------------

   LEISURE EQUIPMENT & PRODUCTS - 2.8%
       Hasbro, Inc.                                 1,838,300       38,218,257
       Mattel, Inc.                                   765,800       14,014,140
                                                                --------------
                                                                    52,232,397
                                                                --------------

   MACHINERY - 0.9%
       The Manitowoc
         Company, Inc.                                421,600       17,294,032
                                                                --------------

   MEDIA - 14.0%
       Gray Television, Inc. (b)<F13>               2,290,500       27,623,430
       The Interpublic Group
         of Companies, Inc. (a)<F12>                5,811,200       70,780,416
       Journal Register
         Company (a)<F12>                           1,688,000       29,556,880
       Knight-Ridder, Inc.                            384,800       23,603,632
       PanAmSat Holding Corp.                       1,645,400       33,747,154
       Tribune Company                              1,130,000       39,753,400
       The Walt Disney Company                      1,073,100       27,020,658
       Westwood One, Inc.                             641,500       13,105,845
                                                                --------------
                                                                   265,191,415
                                                                --------------

   METALS & MINING - 3.3%
       AK Steel Holding
         Corporation (a)<F12>                       4,973,400       31,879,494
       Phelps Dodge Corporation                       331,400       30,654,500
                                                                --------------
                                                                    62,533,994
                                                                --------------

   MULTILINE RETAIL - 1.1%
       J. C. Penney Company, Inc.                     394,500       20,742,810
                                                                --------------

   OFFICE ELECTRONICS - 1.2%
       Xerox Corporation (a)<F12>                   1,579,000       21,774,410
                                                                --------------

   OIL & GAS - 2.4%
       The Williams
         Companies, Inc.                            2,405,300       45,700,700
                                                                --------------

   PAPER & FOREST PRODUCTS - 2.0%
       Neenah Paper, Inc.                             731,900       22,666,943
       Weyerhaeuser Company                           239,100       15,218,715
                                                                --------------
                                                                    37,885,658
                                                                --------------

   PERSONAL PRODUCTS - 1.6%
       Playtex Products, Inc. (a)<F12>              2,883,400       31,025,384
                                                                --------------

   SPECIALTY RETAIL - 9.2%
       Claire's Stores, Inc.                        1,310,000       31,505,500
       Jo-Ann Stores, Inc. (a)<F12>                   586,200       15,469,818
       Office Depot, Inc. (a)<F12>                  1,148,000       26,220,320
       Payless ShoeSource, Inc. (a)<F12>            1,476,400       28,346,880
       Pier 1 Imports, Inc.                         1,996,800       28,334,592
       RadioShack Corporation                       1,243,300       28,807,261
       Ross Stores, Inc.                              546,800       15,807,988
                                                                --------------
                                                                   174,492,359
                                                                --------------

   TEXTILES, APPAREL & LUXURY GOODS - 4.7%
       Brown Shoe Company, Inc.                       519,200       20,326,680
       OshKosh B'Gosh,
         Inc. - Class A (b)<F13>                      757,700       19,692,623
       Tommy Hilfiger
         Corporation (a)<F12>(c)<F14>               3,537,200       48,671,872
                                                                --------------
                                                                    88,691,175
                                                                --------------
       TOTAL COMMON STOCKS
         (Cost $1,598,285,410)                                   1,830,370,941
                                                                --------------

SHORT-TERM INVESTMENTS - 5.6%

   MUTUAL FUNDS - 0.0%
       First American Prime
         Obligations Fund                             999,654          999,654
                                                                --------------

                                                   Principal
                                                    Amount
                                                   ---------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.6%
       Federal Home Loan Bank:
         2.975%, due 7/1/05                       $15,000,000       15,000,000
         2.65%, due 7/5/05
           to 7/12/05                              90,204,000       90,151,360
                                                                --------------
       TOTAL U.S. GOVERNMENT
         AGENCY OBLIGATIONS                                        105,151,360
                                                                --------------
       TOTAL SHORT-TERM INVESTMENTS
         (Cost $106,151,014)                                       106,151,014
                                                                --------------
TOTAL INVESTMENTS - 102.6%
  (Cost $1,704,436,424)                                          1,936,521,955
                                                                --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (2.6)%                                            (49,547,251)
                                                                --------------
TOTAL NET ASSETS - 100.0%                                       $1,886,974,704
                                                                --------------
                                                                --------------

(a)<F12>   Non-income producing security.
(b)<F13> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(c)<F14>   Dollar-denominated foreign security.

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                                June 30, 2005

ASSETS:
   Investments, at value:
       Investments in securities of unaffiliated issuers (cost $1,587,227,416)                  $1,823,080,208
       Investments in securities of affiliated issuers (cost $117,209,008) (See Note 7)            113,441,747
                                                                                                --------------
   Total investments (cost $1,704,436,424)                                                       1,936,521,955
   Receivable for securities sold                                                                   18,155,641
   Receivable for capital shares sold                                                                2,570,266
   Dividends and interest receivable                                                                 1,177,294
   Other assets                                                                                         43,903
                                                                                                --------------
             Total Assets                                                                        1,958,469,059
                                                                                                --------------
LIABILITIES:
   Payable for securities purchased                                                                 13,170,973
   Payable for capital shares redeemed                                                              52,083,435
   Distribution expense payable                                                                      4,036,276
   Payable to Investment Manager (See Note 4)                                                        1,601,261
   Accrued expenses and other liabilities                                                              602,410
                                                                                                --------------
             Total Liabilities                                                                      71,494,355
                                                                                                --------------
NET ASSETS                                                                                      $1,886,974,704
                                                                                                --------------
                                                                                                --------------
NET ASSETS CONSIST OF:
   Capital stock                                                                                $1,527,262,321
   Accumulated net realized gain on investments
     sold and securities sold short                                                                127,626,852
   Net unrealized appreciation on investments                                                      232,085,531
                                                                                                --------------
             Total Net Assets                                                                   $1,886,974,704
                                                                                                --------------
                                                                                                --------------
CLASS C:
   Net Assets                                                                                   $1,473,174,880
   Shares of beneficial interest outstanding (unlimited number
     of shares authorized, $0.001 par value)                                                        84,005,534
   Net asset value, offering and redemption (may be subject to
     contingent deferred sales charge) price per share                                                  $17.54
                                                                                                        ------
                                                                                                        ------
ADVISER CLASS:
   Net Assets                                                                                   $  413,799,824
   Shares of beneficial interest outstanding (unlimited number
     of shares authorized, $0.001 par value)                                                        22,511,576
   Net asset value, offering and redemption price per share                                             $18.38
                                                                                                        ------
                                                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                                     For the
                                                                                   Year Ended
                                                                                  June 30, 2005
                                                                                  -------------
INVESTMENT INCOME:
   Dividend income (net of foreign tax withheld of $7,610):
       Dividend income from securities of unaffiliated issuers                    $  18,293,884
       Dividend income from securities of affiliated issuers (See Note 7)             1,418,776
   Interest income                                                                    2,645,798
                                                                                  -------------
            Total investment income                                                  22,358,458
                                                                                  -------------
EXPENSES:
   Investment management fee (See Note 4)                                            19,539,022
   Distribution expense - Class C                                                    15,181,902
   Distribution expense - Adviser Class                                               1,089,280
   Shareholder servicing and accounting costs                                         1,737,356
   Administration fee                                                                   901,576
   Professional fees                                                                    177,102
   Reports to shareholders                                                              151,345
   Custody fees                                                                         137,960
   Federal and state registration                                                       117,973
   Trustees' fees and expenses                                                           69,205
   Other                                                                                102,476
                                                                                  -------------
            Total expenses before dividends on short positions                       39,205,197
            Dividends on short positions                                                 23,475
                                                                                  -------------
            Total expenses                                                           39,228,672
                                                                                  -------------
            Net investment loss                                                     (16,870,214)
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments of unaffiliated issuers                                          175,691,634
       Investments of affiliated issuers (See Note 7)                                 8,562,652
       Short positions                                                                 (806,532)
   Change in net unrealized appreciation/depreciation on:
       Investments                                                                 (119,084,707)
       Short positions                                                                2,598,476
                                                                                  -------------
   Net realized and unrealized gain on investments                                   66,961,523
                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  50,091,309
                                                                                  -------------
                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                For the Year Ended     Period Ended      For the Year Ended
                                                                  June 30, 2005    June 30, 2004(1)<F15>  August 31, 2003
                                                                ------------------ --------------------- ------------------
OPERATIONS:
   Net investment loss                                            $  (16,870,214)     $  (12,481,305)     $  (13,024,531)
   Net realized gain (loss) on:
       Investments                                                   184,254,286         201,380,700        (163,843,078)
       Short positions                                                  (806,532)         (7,994,189)          1,337,909
   Change in net unrealized appreciation/depreciation on:
       Investments                                                  (119,084,707)        139,888,729         405,874,984
       Short positions                                                 2,598,476           3,390,522          (9,898,255)
                                                                  --------------      --------------      --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  50,091,309         324,184,457         220,447,029
                                                                  --------------      --------------      --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                            (24,672,392)                 --                  --
                                                                  --------------      --------------      --------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                             (6,968,131)                 --                  --
                                                                  --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)                                  (139,286,596)        138,317,173         (52,432,393)
                                                                  --------------      --------------      --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (120,835,810)        462,501,630         168,014,636

NET ASSETS:
   Beginning of period                                             2,007,810,514       1,545,308,884       1,377,294,248
                                                                  --------------      --------------      --------------
   End of period                                                  $1,886,974,704      $2,007,810,514      $1,545,308,884
                                                                  --------------      --------------      --------------
                                                                  --------------      --------------      --------------

(1)<F15> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                                                                                      FOR THE PERIOD
                                                    FOR THE       FOR THE       FOR THE       FOR THE      FOR THE      SEPT. 21,
                                                      YEAR         PERIOD        YEAR          YEAR          YEAR      1999++<F16>
                                                     ENDED         ENDED         ENDED         ENDED        ENDED        THROUGH
                                                    JUNE 30,      JUNE 30,     AUG. 31,      AUG. 31,      AUG. 31,      AUG. 31,
                                                      2005      2004 4<F22>      2003          2002          2001          2000
                                                    --------    -----------    --------      --------      --------   --------------
NET ASSET VALUE - BEGINNING OF PERIOD                $18.09        $14.93       $12.66        $15.77        $16.89        $17.48
                                                     ------        ------       ------        ------        ------        ------
INVESTMENT OPERATIONS:
     Net investment income (loss)1<F19>               (0.05)        (0.03)       (0.05)        (0.07)        (0.04)         0.05
     Net realized and unrealized
       gain (loss) on investments                      0.62          3.19         2.32         (1.84)         1.74          3.10
                                                     ------        ------       ------        ------        ------        ------
          Total from investment operations             0.57          3.16         2.27         (1.91)         1.70          3.15
                                                     ------        ------       ------        ------        ------        ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                 (0.28)           --           --         (1.20)        (2.82)        (3.74)
                                                     ------        ------       ------        ------        ------        ------
NET ASSET VALUE - END OF PERIOD                      $18.38        $18.09       $14.93        $12.66        $15.77        $16.89
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------

TOTAL RETURN                                          3.18%        21.17%++     17.93%      (13.21)%        11.99%        25.17%++
                                                                        <F17>                                                  <F17>

Ratios (to average net assets)/
  Supplemental Data:
     Expenses2<F20>                                   1.42%         1.41%*       1.48%         1.43%         1.43%         1.45%*
                                                                        <F18>                                                  <F18>
     Net investment income (loss)                   (0.28)%       (0.25)%*     (0.41)%       (0.46)%       (0.22)%         0.34%*
                                                                        <F18>                                                  <F18>
Portfolio turnover rate3<F21>                        68.46%        52.45%       79.55%        81.86%       106.56%       158.44%
Net assets at end of period (000 omitted)          $413,800      $451,620     $350,583      $356,839      $198,742       $24,058

++<F16> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F17>   Not annualized.
*<F18>    Annualized.
1<F19> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
2<F20> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003, 2002 and 2000 was 0.00%, 0.02%,
          0.01% and 0.00%, respectively. There were no dividends on short positions for the periods ended August 31, 2001 and June 30, 2004.
3<F21> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F22> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                                    FOR THE       FOR THE
                                                      YEAR         PERIOD       FOR THE       FOR THE      FOR THE       FOR THE
                                                     ENDED         ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    JUNE 30,      JUNE 30,     AUG. 31,      AUG. 31,      AUG. 31,      AUG. 31,
                                                      2005      2004 4<F30>      2003          2002          2001      2000++<F23>
                                                    --------    -----------   ----------    ----------    ----------   -----------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                $17.40        $14.45       $12.34        $15.51        $16.77        $17.43
                                                     ------        ------       ------        ------        ------        ------
INVESTMENT OPERATIONS:
     Net investment loss1<F27>                        (0.18)        (0.13)       (0.14)        (0.18)        (0.12)        (0.07)
     Net realized and unrealized
       gain (loss) on investments                      0.60          3.08         2.25         (1.79)         1.68          3.15
                                                     ------        ------       ------        ------        ------        ------
          Total from
            investment operations                      0.42          2.95         2.11         (1.97)         1.56          3.08
                                                     ------        ------       ------        ------        ------        ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                 (0.28)           --           --         (1.20)        (2.82)        (3.74)
                                                     ------        ------       ------        ------        ------        ------
NET ASSET VALUE -
  END OF PERIOD                                      $17.54        $17.40       $14.45        $12.34        $15.51        $16.77
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------

TOTAL RETURN++<F24>                                   2.43%        20.42%*      17.10%      (13.86)%        11.12%        24.64%
                                                                        <F25>

Ratios (to average net assets)/
  Supplemental Data:
     Expenses2<F28>                                   2.17%         2.16%**      2.23%         2.18%         2.18%         2.20%
                                                                        <F26>
     Net investment loss                            (1.03)%       (1.00)%**    (1.16)%       (1.21)%       (0.75)%       (0.44)%
                                                                        <F26>
Portfolio turnover rate3<F29>                        68.46%        52.45%       79.55%        81.86%       106.56%       158.44%
Net assets at end of
  period (000 omitted)                           $1,473,175    $1,556,190   $1,194,726    $1,020,455      $684,738      $465,652

++<F23> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F24>    Total returns do not reflect any deferred sales charge for Class C
           Shares.
*<F25>     Not annualized.
**<F26>    Annualized.
1<F27> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F28> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003, 2002 and 2000 was 0.00%, 0.02%, 0.01% and 0.00%, respectively. There were no dividends on short positions for the periods ended August 31, 2001 and June 30, 2004.
3<F29> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F30> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares within one year of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security is valued at the mean between the closing bid and ask price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may also use independent pricing services to assist in pricing portfolio securities.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Accordingly, at June 30, 2005 reclassifications were recorded to increase undistributable net investment income by $16,870,214, decrease accumulated gains by $19,739,530 and increase capital stock by $2,869,316. Generally, distributions are declared and paid annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment income includes $377,182 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

     Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended June 30, 2005, purchases and sales of investment securities (including securities sold short and excluding short-term investments) for the Fund were $1,285,108,803 and $1,415,164,770, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended June 30, 2005.

     At June 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of Investments                                     $1,717,265,597
                                                             --------------
                                                             --------------
     Gross unrealized appreciation                           $  310,415,331
     Gross unrealized depreciation                              (91,158,973)
                                                             --------------
     Net unrealized appreciation/(depreciation)              $  219,256,358
                                                             --------------
                                                             --------------
     Undistributed ordinary income                           $           --
     Undistributed long-term capital gain                       140,456,025
                                                             --------------
     Total distributable earnings                            $  140,456,025
                                                             --------------
                                                             --------------
     Other accumulated losses                                $           --
                                                             --------------
     Total accumulated earnings/(losses)                     $  359,712,383
                                                             --------------
                                                             --------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

     The tax components of dividends paid during the year ended June 30, 2005, the period ended June 30, 2004 and the year ended August 31, 2003 were as follows:

                                June 30, 2005   June 30, 2004    August 31, 2003
                                -------------   -------------    ---------------
     Ordinary Income             $        --      $       --       $       --
     Long-Term Capital Gains     $42,849,523      $       --       $       --

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's total assets. At June 30, 2005, the Fund had no short positions outstanding.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates as the investment manager (the "Investment Manager"). Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended June 30, 2005, the Fund incurred investment management fees of $19,539,022, with $1,601,261 payable to the Investment Manager as of June 30, 2005.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the year ended June 30, 2005, fees incurred by the Fund pursuant to the 12b-1 Plans were $15,181,902 for Class C and $1,089,280 for Adviser Class Shares.

     During the year ended June 30, 2005, the Fund paid total brokerage commissions of $205,576 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At June 30, 2005, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                      YEAR ENDED                        PERIOD ENDED                        YEAR ENDED
                                    JUNE 30, 2005                   JUNE 30, 2004(1)<F37>                 AUGUST 31, 2003
                            ------------------------------     ------------------------------     ------------------------------
                                       CLASS C                             CLASS C                           CLASS C
                               SHARES            AMOUNT            SHARES           AMOUNT           SHARES            AMOUNT
                            ------------      ------------      ------------     ------------     ------------      ------------
     Shares sold               9,509,131     $ 161,933,785       15,286,566      $250,851,265       11,314,672      $137,015,827
     Shares issued to
       shareholders in
       reinvestment of
       distributions           1,358,307        23,444,392               --                --               --                --
     Shares redeemed         (16,281,141)     (279,789,557)      (8,554,911)     (139,399,931)     (11,292,523)     (133,244,914)
                             -----------     -------------       ----------      ------------      -----------      ------------
     Net increase
       (decrease)             (5,413,703)    $ (94,411,380)       6,731,655      $111,451,334           22,149      $  3,770,913
                                             -------------                       ------------                       ------------
                                             -------------                       ------------                       ------------
     SHARES OUTSTANDING:
     Beginning of period      89,419,237                         82,687,582                         82,665,433
                             -----------                         ----------                        -----------
     End of period            84,005,534                         89,419,237                         82,687,582
                             -----------                         ----------                        -----------
                             -----------                         ----------                        -----------

                                      YEAR ENDED                        PERIOD ENDED                        YEAR ENDED
                                    JUNE 30, 2005                   JUNE 30, 2004(1)<F37>                 AUGUST 31, 2003
                            ------------------------------     ------------------------------     ------------------------------
                                    ADVISER CLASS                       ADVISER CLASS                     ADVISER CLASS
                               SHARES            AMOUNT            SHARES           AMOUNT           SHARES            AMOUNT
                            ------------      ------------      ------------     ------------     ------------      ------------
     Shares sold               6,745,651     $ 119,478,082        5,971,255      $102,480,476        6,433,373      $ 79,635,328
     Shares issued to
       shareholders in
       reinvestment of
       distributions             374,944         6,752,749               --                --               --                --
     Shares redeemed          (9,572,326)     (171,106,047)      (4,493,859)      (75,614,637)     (11,136,870)     (135,838,634)
                             -----------     -------------       ----------      ------------      -----------      ------------
     Net increase
       (decrease)             (2,451,731)    $ (44,875,216)       1,477,396      $ 26,865,839       (4,703,497)     $(56,203,306)
                                             -------------                       ------------                       ------------
                                             -------------                       ------------                       ------------
     SHARES OUTSTANDING:
     Beginning of period      24,963,307                         23,485,911                         28,189,408
                             -----------                         ----------                        -----------
     End of period            22,511,576                         24,963,307                         23,485,911
                             -----------                         ----------                        -----------
                             -----------                         ----------                        -----------
     Total Net
       Increase (Decrease)                   $(139,286,596)                      $138,317,173                       $(52,432,393)
                                             -------------                       ------------                       ------------
                                             -------------                       ------------                       ------------

(1)<F37> Effective April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

7. OTHER AFFILIATES.*<F31> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of June 30, 2005 amounted to $113,441,747 representing 6.01% of net assets. Transactions during the year ended June 30, 2005 in which the issuer was an "affiliated person" are as follows:

                                                        Gray        OshKosh     Universal                  The Wet
                 Cambrex    CommScope,      FTD      Television, B'Gosh, Inc.- Electronics    Wellman,   Seal, Inc.-
               Corporation    Inc.**    Group, Inc.     Inc.      Class A***       Inc.        Inc.**     Class A**       Total
                              <F32>                                  <F33>                     <F32>        <F32>
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------
June 30, 2004
  Balance
  SHARES                --          --           --           --      785,800    1,039,800    2,871,000    2,208,100      6,904,700
  Cost         $        --  $       --  $        --  $        --  $16,856,735  $15,273,840  $22,452,480  $18,866,995   $ 73,450,050

Gross Additions
  Shares            49,650     181,200      382,000      258,700      124,200      234,900      204,000           --      1,434,650
  Cost         $   888,600  $2,626,925  $ 4,120,145  $ 3,127,609  $ 2,216,825  $ 3,826,692  $ 1,472,424  $        --   $ 18,279,220

Gross Deductions
  Shares                --     173,950           --      180,100      152,300      130,100    1,473,400      625,200      2,735,050
  Cost         $        --  $2,523,334  $        --  $ 2,144,252  $ 2,820,547  $ 2,162,165  $11,524,018  $ 5,626,911   $ 26,801,227

June 30, 2005
  Balance
  Shares         1,369,400          --    1,854,600    2,290,500      757,700    1,144,600           --           --      7,416,800
  Cost         $31,688,900  $       --  $23,034,849  $29,293,879  $16,253,013  $16,938,367  $        --  $        --   $117,209,008
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------

Realized gain
  (loss)       $        --   $ 304,940  $        --   $  287,408  $ 1,876,752   $  321,685  $ 9,824,791  $(4,052,924)  $  8,562,652
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------

Investment
  income       $        --  $       --  $        --  $   587,541  $   369,985  $        --  $   461,250  $        --   $  1,418,776
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------
               -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------   ------------

  *<F31> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
 **<F32> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the year ended June 30, 2005, but not at June 30, 2005.
***<F33> Oshkosh B'Gosh was acquired by Carters, Inc.(R) with the transaction announced 5/10/05 and finalized on 7/15/05.

           Note: Schedule may not roll forward, as the schedule only reflects activity during time the Fund was deemed an affiliate (held more than 5% of a stock's outstanding securities).

8. LINE OF CREDIT. The Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the year ended June 30, 2005, the Fund did not draw upon the line of credit.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of The Olstein Financial Alert Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Olstein Financial Alert Fund ("the Fund") as of June 30, 2005, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              /s/Ernst & Young LLP

Chicago, Illinois
August 22, 2005

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Fund, has delegated all proxy voting responsibilities related to the portfolio securities held by the Fund to the Investment Manager. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113. A description is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.
       -----------

The Investment Manager's proxy voting record for the Fund for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund includes a complete schedule of its portfolio holdings in its annual and semi-annual reports. The Fund is required to file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Form N-Q is available, without charge, upon request on the SEC's website at http://www.sec.gov. Copies of Form N-Q can also be obtained by
                        -----------
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfosec.gov.
                         ---------------------

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of Trustees will consider the renewal of the investment management agreement at their annual in person meeting in August 2005. The next shareholder report will include a discussion of the material factors that the Board considered in its evaluation regarding renewal of the investment management agreement.

Additional Information

Board of Trustees and Officers of the Trust
-------------------------------------------

The Board of Trustees of the Trust consists of six individuals, four of whom are not "interested persons" of the Trust or Fund as that term is defined in the 1940 Act. The Trustees are fiduciaries for the Fund's shareholders and are governed by the law of the State of Delaware in this regard. They establish policy for the operation of the Fund and appoint the officers who conduct the daily business of the Fund.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy. Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

                                                                                                         Number of
                                             Term of                                                     Portfolios
                                             Office and                                                  in Fund
                               Position(s)   Length of                                                   Complex    Other
                               Held with     Time           Principal Occupation                         Overseen   Directorships
Name, Address and Age          the Fund      Served**<F36>  During Past Five Years                       by Trustee Held by Trustee
---------------------          -----------   -------------  ----------------------                       ---------- ---------------
DISINTERESTED TRUSTEES:

Fred W. Lange                  Trustee       Since          Private investor.                            1          Wagner College
123 Lewisburg Road                           1995
Sussex, NJ 07461
Age: 72

John Lohr                      Trustee       Since          Retired; General Counsel, LFG, Inc.          1          Crosswater
P.O. Box 771407                              1995           (provider of investment products),                      Financial
Orlando, FL 32877-1407                                      January 1996 to September 2002.                         Corporation
Age: 60

D. Michael Murray              Trustee       Since          President, Murray, Montgomery &              1          American
Murray, Montgomery                           1995           O'Donnell (Consultants), since 1968.                    Academy of
  & O'Donnell                                                                                                       Preventive
100 Constitution Ave.                                                                                               Medicine
Suite 900
Washington, DC 20001
Age: 64

Lawrence K. Wein               Trustee       Since          Private Consultant for telecommunications    1          eRooms Systems
27 Rippling Brook Drive                      1995           industry, since June 2001; Former Vice                  Technologies
Short Hills, NJ 07078                                       President-Wholesale Business Operations,                (ERMS. OB)
Age: 63                                                     Concert Communications an ATT/BT
                                                            Company, April 2000 to June 2001;
                                                            Former Executive Manager, AT&T, Inc.,
                                                            for 35 years, retired July 2001.

INTERESTED TRUSTEES:

Erik K. Olstein*<F34>+<F35>    Trustee,      Since          President and Chief Operating Officer,       1          None
c/o Olstein & Associates, L.P. Secretary     1995           Olstein & Associates, L.P., since 2000;
4 Manhattanville Road          and                          Vice President of Sales and Chief Operating
Purchase, NY 10577             Assistant                    Officer, Olstein & Associates, L.P., 1994-2000.
Age: 37                        Treasurer

Robert A. Olstein*<F34>+<F35>  Chairman      Since          Chairman, Chief Executive Officer and        1          None
c/o Olstein & Associates, L.P. and           1995           Chief Investment Officer, Olstein &
4 Manhattanville Road          President                    Associates, L.P., since 2000; Chairman,
Purchase, NY 10577                                          Chief Executive Officer, Chief Investment
Age: 64                                                     Officer and President, Olstein &
                                                            Associates, L.P., 1994-2000; President,
                                                            Secretary and Sole Shareholder of
                                                            Olstein, Inc., since June 1994.

OFFICERS:

Michael Luper                  Chief         Since 1995     Executive Vice President and Chief Financial
Olstein & Associates, L.P.     Accounting                   Officer, Olstein & Associates, L.P., since 2000;
4 Manhattanville Road          Officer and                  Vice President and Chief Financial Officer,
Purchase, NY 10577             Treasurer                    Olstein & Associates, L.P., 1994-2000.
Age: 36

James B. Kimmel, Esq.          Chief         Since 2004     Vice President, General Counsel and Chief
Olstein & Associates, L.P.     Compliance                   Compliance Officer, Olstein & Associates, L.P.
4 Manhattanville Road          Officer                      Previously, Of Counsel at Stradley Ronon
Purchase, NY 10577                                          Stevens & Young LLP (law firm), May 2001 to
Age: 42                                                     April 2004, Vice President and Assistant Counsel
                                                            in the Corporate and Securities Group at Summit
                                                            Bancorp from September 1996 through May
                                                            2001.  Associate Attorney in the Investment
                                                            Management Practice Group at Morgan Lewis &
                                                            Bockius LLP from September 1990 through
                                                            August 1996.

 *<F34> Robert and Erik Olstein are each officers of Olstein & Associates, L.P. or its affiliates. Each of these persons are considered to be an "interested person" of the Fund and "Interested Person" within the meaning of the Investment Company Act of 1940.
 +<F35> Erik K. Olstein is the nephew of Robert A. Olstein, President of The Olstein Funds.
**<F36> Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

                                    TRUSTEES
                          Robert A. Olstein, Chairman
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                               Purchase, NY 10577

                                  DISTRIBUTOR
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 LEGAL COUNSEL
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                               Ernst & Young LLP
                             233 South Wacker Drive
                               Chicago, IL 60606

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

The registrant has made substantive amendments to its code of ethics during the last annual period to shorten and simplify it and delete unnecessarily complicated procedural provisions, thereby making it easier to understand.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Fred W. Lange and John Lohr are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                         FYE  6/30/2005      FYE  6/30/2004
                         --------------      --------------
Audit Fees               $28,000             $26,000
Audit-Related Fees       $0                  $0
Tax Fees                 $5,500              $4,000
All Other Fees           $0                  $0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                  FYE  6/30/2005    FYE  6/30/2004
----------------------                  --------------    --------------
Registrant                              $5,500            $4,000
Registrant's Investment Adviser         $0                $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Olstein Funds
                   ---------------------------------------

     By (Signature and Title) /s/Robert A. Olstein
                              ----------------------------
                              Robert A. Olstein, President

     Date    September 8, 2005
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
     By (Signature and Title)  /s/Robert A. Olstein
                               ----------------------------
                               Robert A. Olstein, President

     Date    September 8, 2005
           ----------------------------------

     By (Signature and Title)  /s/Michael Luper
                               ------------------------
                               Michael Luper, Treasurer

     Date    September 8, 2005
           ----------------------------------